                PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         THIS PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE (Assignment") is made this 29th day of January by and between TOUCHSTONE RESOURCES USA, INC., a Texas corporation, with its offices located at 5858 Westheimer, Suite 708, Houston, Texas 77057 (hereinafter called "Assignor") and BEPARIKO BIOCOM, a Nevada corporation, with its offices located at One Belmont Avenue, Suite 417 Bala Cynwyd, Pennsylvania 19004 (hereinafter called "Assignee").

                              W I T N E S S E T H:

         Assignor, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, CONVEY, AND DELIVER unto Assignee, it successors and assigns, the following:

1. An undivided 6.25% interest in and to the oil, gas, and mineral lease identified and described in Exhibit "A," which is attached hereto and made a part hereof (referred to hereinafter as "Lease") insofar and only insofar as the Lease covers the land described in the Lease, all of said land being located in Jefferson County, Texas ("Lands"), with such 6.25% interest being subject to all the terms, provisions and/or conditions set forth in the Lease.

2. The interest herein transferred and assigned to the Assignee shall bear its proportion share of all royalties and existing overriding royalties totaling thirty-four and one-half percent (34.5%) of all hydrocarbons produced and saved from the Lease. It being the express intention of the Assignor to deliver to Assignee a net revenue interest under the Lease equal to sixty-five and one-half percent (65.5%) attributable to the 100% leasehold interest.

         TO HAVE AND TO HOLD the Lease, together with all and singular, the rights, privileges, and appurtenances anywise belonging thereto, unto Assignee, its successors and assigns, forever, subject to the following exceptions, reservations, covenants, conditions, and stipulations, as well as all other instruments of record:

A. This Assignment is made expressly subject to the terms and conditions of that certain Joint Operating Agreement dated November 30, 2001, by and between Touchstone Resources USA, Inc., as operator, and Hackberry Oil & Gas, L.P., Et Al, as non-operators.


-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

         Assignor executes this Assignment with special warranty of title, by, through and under Assignor, but not otherwise. All the terms, provisions, conditions, covenants, and agreements herein contained shall constitute covenants running with the land, and shall extend to and be binding on and will inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors, and assigns.

         EXECUTED as of the day and year first written above.



                                             TOUCHSTONE RESOURCES USA, INC.

                                             "Assignor"

                                             By:      __________________________
                                                      Mark A. Bush, President



                                             BEPARIKO BIOCOM

                                             "Assignee"

                                             By:      __________________________

                                             Title:   __________________________




-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE
PAGE 2

                                [ACKNOWLEDGEMENT]



STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by Mark A. Bush, President of Touchstone Resources USA, Inc., a Texas corporation behalf of said corporation.

         Witness my hand and official seal.




                                        --------------------------------------
                                        Notary Public in and for the
                                        State of Texas


                                [ACKNOWLEDGMENT]


STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by ______________________, _____________________ of
Bepariko Biocom, a Nevada corporation, on behalf of said corporation.

         Witness my hand and official seal.




                                        --------------------------------------
                                        Notary Public in and for the
                                        State of __________________



-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE
PAGE 3

                                   EXHIBIT "A"

                   Attached to and made a part of that certain
                Partial Assignment of Oil, Gas and Mineral Lease,
                      dated April 25, 2002, by and between
                 Touchstone Resources USA, Inc., as Assignor and
                          Bepariko Biocom, as Assignee.

1. Oil, Gas & Mineral Lease dated January 21, 2001, from Sandra Smith Melton, et al to J. Mark Smith & Associates, Inc., covering 98.868 acres, more or less, recorded under Entry Number 2000007757 located Jefferson County, Texas.











-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

                PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE


STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         THIS PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASE (Assignment") is made this 25th day of April, 2002 by and between TOUCHSTONE RESOURCES USA, INC., a Texas corporation, with its offices located at 5858 Westheimer, Suite 708, Houston, Texas 77057 (hereinafter called "Assignor") and BEPARIKO BIOCOM, a Nevada corporation, with its offices located at One Belmont Avenue, Suite 417, Bala Cynwyd, Pennsylvania 19004 (hereinafter called "Assignee").

                              W I T N E S S E T H:

         Assignor, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, CONVEY, AND DELIVER unto Assignee, it successors and assigns, the following:

1. An undivided 6.25% interest in and to the oil, gas, and mineral lease identified and described in Exhibit "A," which is attached hereto and made a part hereof (referred to hereinafter as the "Lease") insofar and only insofar as the Lease covers the lands described in the Lease, all of said land being located in Jefferson County, Texas ("Land"), with such 6.25% interest being subject to all the terms, provisions and/or conditions set forth in the Lease.

2. The interest herein transferred and assigned to the Assignee shall bear its proportion share of all royalties and existing overriding royalties totaling twenty-six and one-half percent (26.5%) of all hydrocarbons produced and saved from the Lease. It being the express intention of the Assignor to deliver to Assignee a net revenue interest under the Lease equal to seventy-three and one-half percent (73.5%) attributable to the 100% leasehold interest.




-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

         TO HAVE AND TO HOLD the Lease, together with all and singular, the rights, privileges, and appurtenances anywise belonging thereto, unto Assignee, its successors and assigns, forever, subject to the following exceptions, reservations, covenants, conditions, and stipulations, as well as all other instruments of record:

A. This Assignment is made expressly subject to the terms and conditions of that certain Joint Operating Agreement dated November 30, 2001, by and between Touchstone Resources USA, Inc., as operator, and Hackberry Oil & Gas, L.P., Et Al, as non-operators.

         Assignor executes this Assignment with special warranty of title, by, through and under Assignor, but not otherwise. All the terms, provisions, conditions, covenants, and agreements herein contained shall constitute covenants running with the land, and shall extend to and be binding on and will inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors, and assigns.

         EXECUTED as of the day and year first written above.

                                             TOUCHSTONE RESOURCES USA, INC.

                                             "Assignor"

                                             By:      __________________________
                                                      Mark A. Bush, President



                                             BEPARIKO BIOCOM

                                             "Assignee"

                                             By:      __________________________

                                             Title:   __________________________


-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE
PAGE 2

                                [ACKNOWLEDGMENT]

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by Mark A. Bush, President of Touchstone Resources USA, Inc., a Texas corporation behalf of said corporation.

         Witness my hand and official seal.




                                        --------------------------------------
                                        Notary Public in and for the
                                        State of Texas


                                [ACKNOWLEDGMENT]

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by ______________________, ___________________ of Bepariko
Biocom, a Nevada corporation, on behalf of said corporation.

         Witness my hand and official seal.




                                        --------------------------------------
                                        Notary Public in and for the
                                        State of ________________








-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

                                   EXHIBIT "A"

                   Attached to and made a part of that certain
                Partial Assignment of Oil, Gas and Mineral Lease,
                      dated April 25, 2002, by and between
                 Touchstone Resources USA, Inc., as Assignor and
                          Bepariko Biocom, as Assignee.

1. Oil, Gas & Mineral Lease dated January 21, 2001, from Sandra Smith Melton, et al to J. Mark Smith & Associates, Inc., covering 484.162 acres, more or less, recorded under Entry Number 2000007756 located Jefferson County, Texas.







--------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASES

                PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         THIS PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES (Assignment") is made this 25th day of April, 2002 by and between TOUCHSTONE RESOURCES USA, INC., a Texas corporation, with its offices located at 5858 Westheimer, Suite 708, Houston, Texas 77057 (hereinafter called "Assignor") and BEPARIKO BIOCOM,, a Nevada corporation, with its offices located at One Belmont Avenue, Suite 417, Bala Cynwyd, Pennsylvania, 19004 (hereinafter called "Assignee").

                              W I T N E S S E T H:

         Assignor, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, CONVEY, AND DELIVER unto Assignee, it successors and assigns, the following:

1. An undivided 6.25% interest in and to the oil, gas, and mineral leases identified and described in Exhibit "A," which is attached hereto and made a part hereof (collectively referred to hereinafter as "Leases") insofar and only insofar as the Leases cover the lands described in the Leases, all of said lands being located in Jefferson County, Texas ("Lands"), with such 6.25% interest being subject to all the terms, provisions and/or conditions set forth in the Leases.

2. The interest herein transferred and assigned to the Assignee shall bear its proportion share of all royalties and existing overriding royalties totaling twenty-six and one-half percent (26.5%) of all hydrocarbons produced and saved from the Leases. It being the express intention of the Assignor to deliver to Assignee a net revenue interest under the Leases equal to seventy-three and one-half percent (73.5%) attributable to the 100% leasehold interest.

         TO HAVE AND TO HOLD the Leases, together with all and singular, the rights, privileges, and appurtenances anywise belonging thereto, unto Assignee, its successors and assigns, forever, subject to the following exceptions, reservations, covenants, conditions, and stipulations, as well as all other instruments of record:

A. This Assignment is made expressly subject to the terms and conditions of that certain Joint Operating Agreement dated November 30, 2001, by and between Touchstone Resources USA, Inc., as operator, and Hackberry Oil & Gas, L.P., Et Al, as non-operators.



-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

         Assignor executes this Assignment with special warranty of title, by, through and under Assignor, but not otherwise. All the terms, provisions, conditions, covenants, and agreements herein contained shall constitute covenants running with the land, and shall extend to and be binding on and will inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors, and assigns.

         EXECUTED as of the day and year first written above.

                                             TOUCHSTONE RESOURCES USA, INC.

                                             "Assignor"

                                             By:      __________________________
                                                      Mark A. Bush, President



                                             BEPARIKO BIOCOM

                                             "Assignee"

                                             By:      __________________________

                                             Title:   __________________________





-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

                                [ACKNOWLEDGMENT]

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002 by Mark A. Bush, President of Touchstone Resources USA, Inc., a Texas corporation, on behalf of said corporation.

         Witness my hand and official seal.




                                        --------------------------------------
                                        Notary Public in and for the
                                        State of Texas



                                [ACKNOWLEDGMENT]

STATE OF TEXAS                          :
                                        :
COUNTY OF JEFFERSON                     :


         The foregoing instrument was acknowledged before me this ______ day of _____________, 2002, by _____________________, __________ of Bepariko Biocom, a
Nevada corporation, on behalf of said corporation.

         Witness my hand and official seal.



                                        --------------------------------------
                                        Notary Public in and for the
                                        State of _______________






-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

                                   EXHIBIT "A"

                   Attached to and made a part of that certain
               Partial Assignment of Oil, Gas and Mineral Leases,
                      dated April 25, 2002, by and between
                 Touchstone Resources USA, Inc., as Assignor and
                          Bepariko Biocom, as Assignee.


Lessor               Lessee                 Lease Date        Gross Acres         Net Acres          Recording Information
------               ------                 ----------        -----------         ---------          ---------------------

Anna Lowry           SKH Energy               11/08/00           700.0000           41.5700          File No. 2000046400
Trustee for          Partners II, LP
Ruby

James Bogert         SKH Energy               11/01/00             0.0000           10.5100          File No. 2000042002
Tailer               Partners II, LP

Carolyn Loocke       SKH Energy               11/03/00             0.0000            9.8573          File No. 2000043453
                     Partners II, LP

Norman E.            SKH Energy               10/27/00             0.0000            8.7500          File No. 2000043455
Knight               Partners II, LP

Frank Blair          SKH Energy               10/27/00             0.0000            8.7500          File No. 2000043449
Reeves               Partners II,LP

Freeman              SKH Energy               10/27/00             0.0000            4.4192          File No. 2000043456
Investments          Partners II, LP

G. MacCulloch        SKH Energy               10/27/00             0.0000            4.4192          File No. 2000043450
Miller, II           Partners II, LP

Lawrence Mck         SKH Energy               10/27/00             0.0000            4.4192          File No. 2000043457
Miller, Jr.          Partners II, LP

Gordon A. Judge      SKH Energy               11/01/00             0.0000            3.9800          File No. 2000042003
                     Partners II, LP

Dana M. Van          SKH Energy               11/07/00             0.0000            1.3267          File No. 2000043447
Der Swaagh           Partners II, LP

Price Van Der        SKH Energy               11/07/00             0.0000            1.3266          File No. 2000043442
Swaagh               Partners II, LP

Patricia Schulze     SKH Energy               10/27/00             0.0000            1.1454          File No. 2000043452
                     Partners II, LP

James E.             SKH Energy               10/27/00             0.0000            1.1454          File No. 2000043451
Mechelay             Partners II, LP

-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

Diane Kasper         SKH Energy               10/27/00             0.0000            1.1454          File No. 2000044493
                     Partners II, LP

James L. Breese      SKH Energy               11/01/00             0.0000            1.0000          File No. 2000043448
                     Partners II, LP

Ann Breese           SKH Energy               10/27/00             0.0000            1.0000          File No. 2000043454
White                Partners II, LP

Patricia Tailer      SKH Energy               11/01/00             0.0000            6.6817          File No. 2000043441
Whitney              Partners II, LP

J. Kirk Van          SKH Energy               11/07/00             0.0000            1.3267          File No. 2000043442
Der Swaagh           Partners II, LP

United States        SKH Energy               12/06/00             0.0000            4.7727          File No. 2000046416
Trust Co.            Partners II, LP
Trustee

Salvation            SKH Energy               11/22/99             0.0000            1.0100          File No. 2001001487
Army, Inc.           Partners II, LP

Sandra L.            SKH Energy               11/18/00             0.0000            0.8833          File No.  200004494
Praefke              Partners II, LP

Susan Hawkins        SKH Energy               11/14/00             0.0000            3.5533          File No. 2000044495
                     Partners II, LP

Janet Stonington     SKH Energy               11/04/00             0.0000            0.4780          File No. 2000044496
                     Partners II, LP

Lighthouse, Inc.     SKH Energy               11/22/00             0.0000            1.0100          File No. 2000046409
                     Partners II, LP

Jean Tailer          SKH Energy               11/17/00             0.0000            3.1818          File No. 2000046396
                     Partners II, LP

Wendyl Jay           SKH Energy               11/17/00             0.0000            0.5300          File No. 2000046395
                     Partners II, LP

Peter L. Tailer      SKH Energy               11/30/00             0.0000            1.5900          File No. 2000046394
                     Partners II, LP

Sydney Breese        SKH Energy               11/18/00             0.0000            0.8838          File No. 2000046391
                     Partners II, LP

Joan B.              SKH Energy               12/06/00             0.0000            3.1818          File No. 2000046414
Herrmann             Partners II, LP

James L. Breese      SKH Energy               11/18/00             0.0000            0.8838          File No. 2000046399
                     Partners II, LP

-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

David Tailer         SKH Energy               11/04/00             0.0000            0.4780          File No. 2000046417
Stonington           Partners II, LP

Maurice G.           SKH Energy               11/03/00             0.0000            9.5454          File No. 2000046413
Clatworty Estate     Partners II,LP

Blaine Tailer        SKH Energy               12/07/00             0.0000            3.1818          File No. 2001001488
Dixon                Partners II, LP

Garrett Kimball      SKH Energy               12/07/00             0.0000            3.1818          File No. 2001001489
                     Partners II, LP

Laura Kimball        SKH Energy               12/07/00             0.0000            3.1818          File No. 2001001490
                     Partners II, LP

Lindy Tailer         SKH Energy               12/13/00             0.0000            0.2651          File No. 2001001491
Thompson             Partners II, LP

Phyllis D.           SKH Energy               12/22/00             0.0000            2.3864          File No. 2001001492
Franklyn             Partners II, LP

Gordon H.            SKH Energy               12/29/00             0.0000            2.6515          File No. 2001001493
Poulsen              Partners II, LP

Nancy D.             SKH Energy               12/22/00             0.0000            2.3864          File No. 2001001494
Lamson               Partners II, LP

Reid R. Bogert       SKH Energy               01/08/01             0.0000            1.7677          File No. 2001004091
                     Partners II, LP

Cynthia Porter       SKH Energy               12/29/00             0.0000            2.6515          File No. 2001004090
Green                Partners II, LP

Arthritis            SKH Energy               11/22/00             0.0000            1.0100          File No. 2001004092
Foundation           Partners II, LP

Joseph J.            SKH Energy               10/27/00             0.0000            1.1454          File No. 2000043451
Mechelay             Partners II, LP

Oliver Gordon        SKH Energy               11/04/00             0.0000            0.4780          File No. 2001014764
Stonington, Jr.      Partners II, LP

Frances F. Davis     SKH Energy               04/23/01             0.0000            3.5796          File No. 2001016918
                     Partners II,LP

Peter Stonington     SKH Energy               11/04/00             0.0000            0.4780          File No. 2001023483
                     Partners II, LP

U.S. Co Trustee      SKH Energy               01/18/00             0.0000            3.1818          File No. 2001014018
for Betty Dyer       Partners II, LP

-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE

Joe A. Bordages,     SKH Energy               11/16/00            73.4000            0.4129          File No. 2001021253
III, Ind.            Partners II, LP

Katherine            SKH Energy               12/07/00             0.0000            0.4129          File No. 2001021252
Bordages             Partners II, LP
Brownlee

Stephanie            SKH Energy               11/18/00             0.0000            0.4129          File No. 2001021254
Knobel               Partners II, LP

A.W. Roark,          SKH Energy               11/18/00             0.0000            3.6700          File No. 2001021255
Ind. & Trustee       Partners II, LP

David Roark,         SKH Energy               11/18/00             0.0000            3.6700          File No. 2001021256
Ind. & Trustee       Partners II, LP

Charles G.           SKH Energy               11/16/00             0.0000           29.3600          File No. 2001021257
Hooks, III, et al    Partners II, LP

Jesse Lee            SKH Energy               11/18/00             0.0000            7.3400          File No. 2001021258
Roark Cain           Partners II, LP

Joe A. Bordages,     SKH Energy               12/07/00             0.0000            0.4100          File No. 2001021253
Jr., Ind., et al     Partners II, LP

Joanna               SKH Energy               05/10/01             0.0000            7.3400          File No. 2001021260
Matthews             Partners II,LP
Pastore, et ux

Allison              SKH Energy               11/18/00             0.0000            0.4129          File No. 2001021261
Koskella             Partners II, LP

Harriotte Bohn       SKH Energy               11/02/00            94.4560            9.7857          File No. 2000046389
                     Partners II, LP

William Louis        SKH Energy               11/02/00             0.0000            9.7857          File No. 2000046388
Parker, Jr.          Partners II, LP

Suzanne Parker       SKH Energy               11/02/00             0.0000            6.8657          File No. 2000046387
Dowiatt              Partners II, LP

Houston Baptist      SKH Energy               11/20/00             0.0000           31.0482          File No. 2000046409
University           Partners II, LP

State of Texas       SKH Energy               10/02/01              65.00            65.000          File No. M-102135
                     Partners II, LP

-------------------------------
PARTIAL ASSIGNMENT OF
OIL, GAS AND MINERAL LEASE
PAGE 7